                     CIT Equipment Collateral - 2005-EF1            Exhibit 99.2
                            Monthly Servicing Report


                           Determination Date:                          01/18/06
                            Collection Period:                          12/31/05
                                 Payment Date:                          01/20/06

   I. AVAILABLE FUNDS

      A.  Available Pledged Revenues

           a.       Scheduled Payments Received                                                                       14,723,763.67
           b.       Liquidation Proceeds Allocated to Owner Trust                                                         46,365.55
           c.       Required Payoff Amounts of Prepaid Contracts                                                       6,177,061.60
           d.       Required Payoff Amounts of Purchased Contracts                                                             0.00
           e.       Proceeds of Clean-up Call                                                                                  0.00
           f.       Investment Earnings on Collection Account and Note Distribution Account                                    0.00
                                                                                                                    ----------------

                                                           Total Available Pledged Revenues =                         20,947,190.82

      B.  Determination of Available Funds

           a.       Total Available Pledged Revenues                                                                  20,947,190.82
           b.       Servicer Advances                                                                                    891,662.56
           c.       Recoveries of prior Servicer Advances                                                             (1,321,596.81)
           d.       Withdrawal from Reserve Account                                                                            0.00
           e.       Receipt from Class A-4 Swap Counterparty                                                               4,427.93
                                                                                                                    ----------------

                                                           Total Available Funds =                                    20,521,684.50



  II. DISTRIBUTION AMOUNTS

      A.  COLLECTION ACCOUNT DISTRIBUTIONS

              1.    Servicing Fee                                                                                        321,429.37

              2.    Class A-1 Note Interest Distribution                                              230,587.60
                    Class A-1 Note Principal Distribution                                          18,338,138.81
                                                   Aggregate Class A-1 distribution                                   18,568,726.41

              3.    Class A-2 Note Interest Distribution                                              404,916.67
                    Class A-2 Note Principal Distribution                                                   0.00
                                                   Aggregate Class A-2 distribution                                      404,916.67

              4.    Class A-3 Note Interest Distribution                                              696,150.00
                    Class A-3 Note Principal Distribution                                                   0.00
                                                   Aggregate Class A-3 distribution                                      696,150.00

              5.    Class A-4 Note Interest Distribution                                              311,774.75
                    Class A-4 Note Principal Distribution                                                   0.00
                                                   Aggregate Class A-4 distribution                                      311,774.75

              6.    Class B Note Interest Distribution                                                 48,599.35
                    Class B Note Principal Distribution                                                     0.00
                                                     Aggregate Class B distribution                                       48,599.35

              7.    Class C Note Interest Distribution                                                 79,865.83
                    Class C Note Principal Distribution                                                     0.00
                                                     Aggregate Class C distribution                                       79,865.83

              8.    Class D Note Interest Distribution                                                 90,222.12
                    Class D Note Principal Distribution                                                     0.00
                                                     Aggregate Class D distribution                                       90,222.12

              9.    Payment due to the Class A-4 Swap Counterparty                                                             0.00

             10.    Deposit to the Reserve Account                                                                             0.00

             11.    To the holder of the equity certificate                                                                    0.00


                                                           Collection Account Distributions =                         20,521,684.50
                                                                                                                    ================

      B.  RESERVE ACCOUNT DISTRIBUTIONS

              1. Withdrawal from the Reserve Account                                                                           0.00

              2. Release of Excess from the Reserve Account                                                               36,859.19
                                                                                                                    ----------------

                                                           Reserve Account Distributions =                                36,859.19
                                                                                                                    ================

                                                                                                                    ----------------
      C. INCORRECT DEPOSITS                                                                                                    0.00
                                                                                                                    ================

 III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                    -----------------------------------------------------------------------------------------
                          Distribution            Class A-1        Class A-2       Class A-3     Class A-4
                             Amounts                Notes            Notes           Notes         Notes
                    -----------------------------------------------------------------------------------------
              1.          Interest Due             230,587.60       404,916.67     696,150.00     311,774.75
              2.          Interest Paid            230,587.60       404,916.67     696,150.00     311,774.75
              3.       Interest Shortfall                0.00             0.00           0.00           0.00
                         ((1) minus (2))
              4.         Principal Paid         18,338,138.81             0.00           0.00           0.00

              5.    Total Distribution Amount   18,568,726.41       404,916.67     696,150.00     311,774.75
                         ((2) plus (4))

                    -----------------------------------------------------------------------------------------------
                          Distribution             Class B         Class C           Class D         Total Offered
                             Amounts                Notes           Notes             Notes              Notes
                    -----------------------------------------------------------------------------------------------
              1.          Interest Due              48,599.35        79,865.83     90,222.12        1,862,116.32
              2.          Interest Paid             48,599.35        79,865.83     90,222.12        1,862,116.32
              3.       Interest Shortfall                0.00             0.00          0.00                0.00
                         ((1) minus (2))
              4.         Principal Paid                  0.00             0.00          0.00       18,338,138.81

              5.    Total Distribution Amount       48,599.35        79,865.83     90,222.12       20,200,255.13
                         ((2) plus (4))



  IV.   Information Regarding the Securities

      A    Summary of Balance Information

                    ----------------------------------------------------------------------------------------------------------------
                                            Applicable    Principal Balance      Class Factor     Principal Balance    Class Factor
                         Class                Coupon            Jan-06              Jan-06              Dec-05            Dec-05
                                               Rate          Payment Date        Payment Date        Payment Date      Payment Date
                    ----------------------------------------------------------------------------------------------------------------
              a.    Class A-1 Notes          3.8520%          51,178,772.77       0.33670              69,516,911.58      0.45735
              b.    Class A-2 Notes          4.3000%         113,000,000.00       1.00000             113,000,000.00      1.00000
              c.    Class A-3 Notes          4.4200%         189,000,000.00       1.00000             189,000,000.00      1.00000
              d.    Class A-4 Notes          4.4100%          82,100,000.00       1.00000              82,100,000.00      1.00000
              e.     Class B Notes           4.7100%          12,382,000.00       1.00000              12,382,000.00      1.00000
              f.     Class C Notes           4.7800%          20,050,000.00       1.00000              20,050,000.00      1.00000
              g.     Class D Notes           5.1000%          21,228,735.00       1.00000              21,228,735.00      1.00000

              h.           Total Offered Notes               488,939,507.77                           507,277,646.58


   V. PRINCIPAL

      A.  MONTHLY PRINCIPAL AMOUNT

              1.    Principal Balance of Notes and Equity Certificates              507,277,646.58
                    (End of Prior Collection Period)
              2.    Contract Pool Principal Balance (End of Collection Period)      496,625,829.95
                                                                                   ---------------

                                                Total monthly principal amount       10,651,816.63


  VI. CONTRACT POOL DATA

      A.  CONTRACT POOL CHARACTERISTICS

                                                                            -------------------------------------------------------
                                                                              Original             Jan-06             Dec-05
                                                                                Pool            Payment Date       Payment Date
                                                                            -------------------------------------------------------
              1.    a.  Contract Pool Principal Balance (active contracts)   589,760,735.00      495,984,671.78     513,818,718.78
                    b.  Positive Rent Due (active contracts)                                       2,572,227.25       3,002,161.50
                                                                            -------------------------------------------------------
                    c.  Required Payoff Amount (active contracts)            589,760,735.00      498,556,899.03     516,820,880.28

                    d.  Required Payoff Amount (unliquidated defaults)                               641,158.17         468,271.86

                                                                            -------------------------------------------------------
                    e.  Total Required Payoff Amount                         589,760,735.00      499,198,057.20     517,289,152.14
                                                                            =======================================================

              2.    No of Contracts                                                   5,635               5,388              5,442

              3.    Weighted Average Remaining Term                                    49.0                44.0               44.8

              4. Weighted Average Original Term                                        55.9

      B.  DELINQUENCY INFORMATION

                                                             --------------------------------------------------------------
                                                                % of
                                                                                             No. Of            Required
                                                             Contracts          % of RPA    Accounts        Payoff Amount
                                                             --------------------------------------------------------------
              1.    Current                                    98.83%            99.12%           5,325     494,811,771.02
                    31-60 days                                 0.54%             0.50%               29       2,486,961.70
                    61-90 days                                 0.17%             0.08%                9         417,672.89
                    91-120 days                                0.11%             0.12%                6         587,822.39
                    121-150 days                               0.04%             0.02%                2         117,078.24
                    151-180 days                               0.04%             0.03%                2         135,592.79
                    180+ days                                  0.00%             0.00%                0               0.00
                                                             --------------------------------------------------------------
                    Subtotal - Active Accounts                 99.72%            99.87%           5,373     498,556,899.03

                    Remaining RPA - Unliquidated Defaults      0.28%             0.13%               15         641,158.17

                                                             --------------------------------------------------------------
                    Total Delinquency                          100.0%            100.0%           5,388     499,198,057.20
                                                             ==============================================================

              2. Delinquent Scheduled Payments:

                    Beginning of Collection Period                                         3,002,161.50
                    End of Collection Period                                               2,572,227.25
                                                                                       ----------------

                                     Change in Delinquent Scheduled Payments                (429,934.25)


      C.  DEFAULTED CONTRACT INFORMATION

           1. A) Reported Loss Information

                                                             --------------------------------------------------------------
                                                                      Current Period                   Cumulative
                                                             --------------------------------------------------------------
                                                                  Amount         % of ICPB       Amount         % of ICPB
                                                             --------------------------------------------------------------
                    Defaulted Valuation Amount                   311,874.53        0.05%        846,114.91        0.14%
                    Cash Collected on Defaulted Contracts         46,365.55        0.01%         46,365.55        0.01%
                                                             --------------------------------------------------------------
                    Net Loss Amount                              265,508.98        0.05%        799,749.36        0.14%
                                                             ==============================================================

              B) Cumulative Loss Trigger Percentage                                                               2.00%
                    Cumulative Loss Trigger in Effect                                                              NO

           2. Supplemental Information on Unliquidated Defaulted Contracts

                    Required Payoff Amount at time of Default                                  1,487,273.03
                    Initial Defaulted Valuation Amount                                           808,518.76
                    Cash Collected on Defaulted Contracts                                         46,365.55
                    Cash Collections in Excess of Remaining Required Payoff Amount                (8,769.45)
                                                                                            ---------------
                    Remaining Required Payoff Amount of Defaulted Contracts                      641,158.17
                                                                                            ===============
                    Initial Valuation as a % of Required Payoff Amount at time of Default             54.36%
                    Remaining Balance % of Required Payoff Amount at time of Default                  43.11%


           3. Supplemental Information on Liquidated Contracts

                                                             ---------------------------------------------------------------
                                                                       Current Period                  Cumulative
                                                             ---------------------------------------------------------------
                                                                   Amount        % of ICPB       Amount         % of ICPB
                                                             ---------------------------------------------------------------
                    Required Payoff Amount at time of Default          0.00        0.00%              0.00         0.00%
                    Cash Collected on Liquidated Contracts             0.00        0.00%              0.00         0.00%
                                                             ---------------------------------------------------------------
                    Net Loss Amount on Liquidated Contracts            0.00        0.00%              0.00         0.00%
                                                             ===============================================================
                    Loss Severity Percentage                           0.00%                          0.00%
                    Number of Contracts                                   0                              0
                    % of Original Contracts                            0.00%                          0.00%

 VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT


      A.  RESERVE ACCOUNT

              1. Opening Reserve Account Balance                                                                      11,205,454.00

              2. Investment Earnings                                                                                      36,859.19

              3. Deposit from the Collection Account                                                                           0.00

              4. Withdrawals from the Reserve Account                                                                          0.00

              5  Release of Reserve Account Surplus                                                                      (36,859.19)

              6. Ending Reserve Account Balance                                                            2.26%      11,205,454.00

              7. Available amount                                                                                     11,205,454.00

              8. Required Reserve Account Amount                                                                      11,205,454.00

              9. Reserve Account Surplus/ (Shortfall)                                                                          0.00



      B.  OVERCOLLATERALIZATION

           1.  Beginning Overcollateralization Amount                                                      1.36%       7,009,344.06

           2.  Ending Overcollateralization Amount                                                         1.55%       7,686,322.18

           3.  Targeted Overcollateralization Amount                                                       1.74%       8,659,579.20


      C.  CREDIT ENHANCEMENT

           1.  Available Credit Enhancement                                                                3.80%      18,891,776.18

           2.  Required Credit Enhancement                                                                 4.00%      19,865,033.20


VIII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE

              1. Opening Servicer Advance Balance                                                  3,002,161.50
              2. Current Period Servicer Advance                                                     891,662.56
              3. Recoveries of prior Servicer Advances                                            (1,321,596.81)
                                                                                               ----------------
              4. Ending Servicer Advance Balance                                                   2,572,227.25


      B.  OTHER RELATED INFORMATION

              1. Life to Date Prepayment (CPR)                                                             8.09%

DELINQUENCY ANALYSIS AND LTD CPR HISTORY

------------------------------------------------------------------------------------------------------------------------------------
                  % of                    % of                     % of                     % of
                  Aggregate               Aggregate                Aggregate                Aggregate
                  Required Payoff         Required Payoff          Required Payoff          Required Payoff
                  Amounts                 Amounts                  Amounts                  Amounts
Collection
Periods           31-60 Days Past Due     61-90 Days Past Due      91-120 Days Past Due     120+ Days Past Due    LTD CPR
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   12/31/05            0.50%                   0.08%                    0.12%                    0.05%             8.09%
   11/30/05            0.59%                   0.30%                    0.14%                    0.10%             6.90%
   10/31/05            0.76%                   0.21%                    0.10%                    0.03%             6.95%
   09/30/05            0.59%                   0.12%                    0.02%                      0%              7.47%
------------------------------------------------------------------------------------------------------------------------------------


            NET LOSS HISTORY
            --------------------------------------------------------------------------------------------------------
                        Collection                        Monthly Net                            Net
                          Month                         Loss Percentage                        Losses
            --------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------
                        12/31/2005                           0.05%                           265,508.98
                        11/30/2005                           0.05%                           299,780.65
                        10/31/2005                           0.03%                           176,137.49
                        9/30/2005                            0.01%                            58,322.24
            --------------------------------------------------------------------------------------------------------